UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: September 1, 2004

WORLDWIDE MANUFACTURING USA, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-31761	84-1536519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1142 Cherry Avenue San Bruno, California	94066
(Address of Principal Executive Office)	(Zip Code)

(650) 794-9888

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

In a Current Report on Form 8-K dated September 1, 2004, Worldwide Manufacturing USA, Inc. (the "Company"), reported that it had acquired all of the assets of Shanghai Chuan Lin Die Casting Products, Ltd. ("Chuan Lin"), a Chinese corporation pursuant to the terms of an Agreement for Sale and Purchase of Business Asset dated September 1, 2004 ("the Agreement").  The Agreement has been rescinded. The transaction was cancelled because the owner of Chuan Lin was unable to provide unencumbered title to the assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE MANUFACTURING USA, INC.

By: /S/

JIMMY WANG

Jimmy Wang, President and Chief Executive Officer

By: /S/ JOHN BALLARD

            John Ballard, Chief Financial Officer

By: /S/ MINDY WANG

Mindy Wang, Secretary and Treasurer

Date:    October 18, 2004

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